UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 12, 2013

CULLEN/FROST BANKERS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-13221	74-1751768
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

100 West Houston Street, San Antonio, Texas	78205
(Address of Principal Executive Offices)	(Zip Code)

(210) 220-4011

(Registrant’s telephone number)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01 Other Events.

On February 12, 2013, Cullen/Frost Bankers, Inc. issued a press release announcing the pricing of its preferred stock and entry into an accelerated share repurchase agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Exhibits.

Exhibit No.	Description

99.1	Press release, dated February 12, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CULLEN/FROST BANKERS, INC.

Date: February 12, 2013	By:	/s/ Phillip D. Green

	Name:	Phillip D. Green
	Title:	Group Executive Vice President and Chief Financial Officer